Income Taxes (Details) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Provision for income tax rates	$ 481	$ 251
U.S. federal income tax rate	21.00%		21.00%
Percentage of increase rate	13.60%		13.60%
U.S. federal net operating loss carryovers	$ 628		$ 628
State net operating loss carryovers	625		625
Valuation allowance	$ 164		$ 164